Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2019
Property and Equipment, Net
Schedule of property and equipment, net

	As of December 31,
	2018	2019
	US$	US$
Electronic equipment	6,353,867	9,622,184
Office equipment and furniture	157,009	334,452
Motor vehicles	82,470	82,470
Leasehold improvements	596,345	1,410,105
Construction in progress	23,714	76,200
Total	7,213,405	11,525,411
Less: Accumulated depreciation	(3,002,354)	(5,855,562)
Property and equipment, net	4,211,051	5,669,849